                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE FRANCE GROWTH FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

[LOGO]

                          THE FRANCE GROWTH FUND, INC.
                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 1997
                            ------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The France Growth Fund, Inc. (the 'Fund') will be held at 10:00 a.m., New York City time, on Wednesday, April 30, 1997, at the offices of Banque Indosuez, 1211 Avenue of the Americas, New York, New York 10036, for the following purposes:

     1. To elect four (4) Directors in Class III to serve for a term expiring on the date of the annual meeting of stockholders in 2000.

     2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

     3. To consider and act upon such other business as may come before the meeting or any adjournments thereof.

     Only holders of record of the Fund's common stock at the close of business on February 24, 1997 are entitled to notice of and to vote at this meeting or any adjournments thereof.

                                          /s/ STEVEN. M. CANCRO
                                          ---------------------
                                          Steven M. Cancro
                                          Secretary

Dated: February 28, 1997

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE FRANCE GROWTH FUND, INC.
                          1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 1997
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This proxy statement is furnished on behalf of the Board of Directors of The France Growth Fund, Inc. (the 'Fund') in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the 'Meeting') to be held at 10:00 a.m., New York City time, on Wednesday, April 30, 1997, at the offices of Banque Indosuez, 1211 Avenue of the Americas, New York, New York 10036, and any adjournments thereof. The purposes of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting. It is expected that this Proxy Statement and form of proxy will first be mailed to stockholders on or about February 28, 1997. THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, WILL BE MAILED TO STOCKHOLDERS ON FEBRUARY 28, 1997. COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST MADE IN WRITING TO PNC BANK, NATIONAL ASSOCIATION AT P.O. BOX 8950, WILMINGTON, DELAWARE 19809, OR BY TELEPHONE TO THE FUND'S TRANSFER AGENT AT 1-800-852-4750.

     If the accompanying form of proxy is executed properly and returned, shares of the Fund's common stock, par value $.01 per share (the 'Common Stock'), represented by such proxy will be voted at the Meeting in accordance with the instructions on the form of proxy. However, if no instructions are specified, shares will be voted FOR the election of the nominees for Director indicated herein and FOR ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. A stockholder may revoke a proxy at any time prior to the time it is voted by written notice to the Secretary of the Fund at the Fund's address set forth above or by signing and returning another proxy of a later date or by personally casting a vote at the Meeting. A plurality of all votes cast at the Meeting, with a quorum present, is sufficient to elect a Director. The affirmative vote of the holders of a majority of the shares cast at the Meeting, with a quorum present, is required for the ratification of the selection of Price Waterhouse LLP as independent accountants. Abstentions and broker non-votes will not be considered votes cast for the foregoing purposes but are considered as present for the purpose of determining whether a quorum has been achieved at the Meeting.

     The close of business on February 24, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On this date, the Fund had 15,345,333 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. The Fund's Articles of Incorporation and Amended and Restated By-Laws (the 'By-Laws') provide that the presence in person or by proxy of 33 1/3% of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business.

     The cost of preparing, assembling and mailing materials in connection with this solicitation will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Fund or by employees of Mitchell Hutchins Asset Management Inc., the Fund's Administrator, whose principal address is 1285 Avenue of the Americas, New York, New York, 10019. In addition, the Fund has retained Shareholder Communications Corporation to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $5,000 including reasonable out-of-pocket expenses. Brokerage houses, banks and other fiduciaries may also be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Fund's Articles of Incorporation provide that the Board of Directors shall be divided as equally as possible into three classes of Directors (Class I, Class II and Class III) serving staggered three-year terms. The term of office for Directors in Class III expires at the Meeting, Class I at the 1998 annual meeting and Class II at the 1999 annual meeting. Four (4) Class III nominees are named in this Proxy Statement for election to a term expiring on the date of the annual meeting of stockholders in 2000 or until their successors are elected and qualified.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of all of the nominees listed below. Each such nominee has indicated he will serve as a Director if elected, and the Board of Directors of the Fund knows of no reason why any of these nominees would be unable to serve. However, if any nominee should be unable to serve, the proxies received will be voted for any other person designated to replace such nominee by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The following table shows certain information about the Directors. Each Director, including each nominee, has served as a Director of the Fund since 1990, except for Mr. Michel Somnolet who became a Director in 1991, Mr. Jean A. Arvis who became a Director in February 1993 and Mr. Walter J.P. Curley who became a Director in March 1993.

     The following have been nominated for re-election at the Meeting:

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 24,
NAME                  AGE                    DIRECTORSHIPS                           1997(1)
--------------------  ---  --------------------------------------------------  --------------------

Thomas C.             53   President and Chief Executive Officer, Zephyr            1,333
 Barry                      Management, Inc. (since December 1993); and
 Class III                  Rockefeller & Co., Inc. (registered investment
                            adviser) (March 1983-December 1993); and
                            Director, Alex. Brown Incorporated (investment

                            banking) and Pacific Basin Bulk Shipping Limited.

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 24,
NAME                  AGE                    DIRECTORSHIPS                           1997(1)
--------------------  ---  --------------------------------------------------  --------------------
*John A. Bult         60   Chairman, PaineWebber International, Inc.;                -0-
 Class III                  Director, PaineWebber Group Inc.; and Director,
                            The Germany Fund, Inc., The New Germany Fund,
                            Inc., The Central European Equity Fund, Inc., The
                            Brazilian Equity Fund, Inc. and The Greater China
                            Fund, Inc. (investment companies).

Walter J.P.           74   Venture Capital Investor; United States Ambassador       1,163
 Curley                     to Ireland (1975-77) and to France (1989-93);
 Class III                  Director, American Exploration Co. (oil and gas
                            exploration), Sotheby's Holdings, Inc., Banque
                            Paribas (International Advisory Board), Board of
                            Trustees, The Frick Collection, and Chairman of
                            the French American Foundation.
**Bernard Simon-      58   Executive Vice President, Banque Indosuez;                -0-
 Barboux                    Chairman, Indosuez Asset Management (finance),
 Class III                  Indosuez Caisse de Retraites and Himalayan Fund
                            (investment company); Director, Indosuez
                            Investment Management Services (finance),
                            Cheuvreux de Virieu (securities brokerage),
                            Indosuez North America Asset Management (finance)
                            (since 1991), Korea Europe Fund (since 1991),
                            Rome Stockholm (real estate), SEGESFI (finance)
                            (since November 1988); Suez Finance Counseil for
                            Compagnie de Suez (since December 1990); and
                            Director, Union Financiere de France (finance).

------------------
 * Denotes an 'interested person,' as defined in the 1940 Act. Mr. Bult is an 'interested person' by reason of his affiliation with PaineWebber Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934, as amended. Banque Indosuez and PaineWebber Incorporated and its affiliate PaineWebber International (U.K.) Ltd., were among the principal underwriters of the initial offering of the Fund's Common Stock in 1990. PaineWebber Incorporated was the underwriter of the Fund's rights offering in 1994. PaineWebber Incorporated is the parent company of the Fund's Administrator.

** Denotes an 'interested person,' as defined in the 1940 Act. Mr. Simon-Barboux is an 'interested person' by reason of his affiliations with Banque Indosuez, the indirect parent company of the Investment Adviser.

     The following are Directors whose terms continue:

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 24,
NAME                  AGE                    DIRECTORSHIPS                           1997(1)
--------------------  ---  --------------------------------------------------  --------------------

Jean A. Arvis         61   Chairman of the Fund (since February 1993);              4,931
 Class I(2)                 Consultant, American International Group, Inc.
                            (insurance) (since January 1993); Senior Adviser,
                            Compagnie de Suez (until December 1995); Chairman
                            and Chief Executive Officer (December 1989 until
                            retirement in September 1992), Groupe Victoire
                            (insurance); nonemployee Director of Comptoir
                            Lyon Alemand Louyot, Groupe La Laurentienne
                            (Canada) (since 1986), and Director, Leicum Fund
                            (investment company), AXA Equity and Law (U.K.)
                            (insurance), Societe Francaise de Factoring,
                            Fonciere Lyonnaise, AIG Banque, Parabole Sofrace
                            (Liban) and New London PLC.

Pierre H.R.           54   President and Chief Investment Officer,                   -0-
 Daviron                    Oppenheimer Capital International (asset
 Class I                    management) (since August 1993); Chairman of the
                            Board of the Fund (May 1990-February 1993);
                            Chairman, Chief Executive Officer and President,
                            Indosuez International Investment Services, the
                            Investment Adviser (May 1990-December 1992);
                            Chief Executive Officer, Gartmore Indosuez Asset
                            Management S.A. (May 1990-December 1992);
                            Chairman and President, Indosuez Gartmore
                            Gestions (now Indosuez Asset Management) (asset
                            management) (June 1990-January 1993); Director,
                            Gartmore Investment Management Ltd. (asset
                            management) (April 1990-January 1993); and
                            Director and/or officer of other affiliates of
                            Banque Indosuez (April 1990-January 1993).

Marc de F. de         70   International business consultant; Consultant,            -0-
 Logeres(2)(3)              Brenner Securities Corporation (securities)
 Class II                   (September 1991-December 1994); Chairman of the

                            Board of Directors, Michelin Tyre plc (U.K.)
                            (subsidiary of Michelin in France); President,
                            Chief Executive Officer and Director (through
                            August 1991), Michelin Corporation (tires); Co-
                            Chairman and Director, Ecotyre Technologies, Inc.
                            (tires). Director, Michelin Finance Corporation,
                            Michelin Aircraft Tire Corporation and Tire
                            Kingdom, Inc.; and Director and officer of other affiliates of the Michelin group of companies.

                                                                               SHARES OF THE COMMON
                                                                                STOCK OF THE FUND
                                                                                BENEFICIALLY OWNED
                                                                                   (DIRECTLY OR
                                                                                   INDIRECTLY)
                            PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND     ON FEBRUARY 24,
NAME                  AGE                    DIRECTORSHIPS                           1997(1)
--------------------  ---  --------------------------------------------------  --------------------
                            Director, Nova Scotia Power Inc. (Nova Scotia,
                            Canada) and Cobra Industries (recreation
                            vehicles).

Michel                62   President and Chief Executive Officer, Francosteel        104
 Longchampt(2)(3)           Corporation (steel distributor) (since December
 Class II                   1976); Vice Chairman, Edgcomb Metals (steel
                            processor) (since 1994); and Director, J&L
                            Specialty Products (stainless steel producer).

Michel A.             62   President, Arfin (consulting) (since June 1995);         2,034
 Rapaccioli(2)              Vice President and Chief Financial Officer,
 Class II                   Texasgulf Inc. (fertilizers) (until May 1995);
                            Senior Vice President and Chief Financial
                            Officer, Elf Aquitaine, Inc. (holding company)
                            (until 1994); Chairman and Director, Elf Trading,
                            Inc. (oil) (until 1994); Chairman and Chief
                            Executive Officer of Elf Technologies, Inc.
                            (until 1994) and Director and officer of other
                            affiliates of the Elf group of companies (until
                            1994).

Jacques               47   Researcher, French State Planning Agency; economic        -0-
 Regniez                    adviser to Prime Minister of France (since 1991);
 Class I                    Administrator, Institut National de la
                            Statistique et des Etudes Economiques (economics
                            institute) (since 1978); Chairman (since 1990)
                            and Director (since 1989), Techniques de Gestions
                            Financieres S.A. (investment and finance); and
                            President, FICAC 40 (investment company) (since

                            1989).

Michel                57   Director, Executive Vice President and Chief              -0-
 Somnolet(3)                Operating Officer, Cosmair, Inc. (cosmetics/
 Class II                   fragrance, subsidiary of L'oreal) (since 1984);
                            and Vice-Chairman and director, Geral Inc.
                            (finance, subsidiary of L'oreal) (since 1985).

John W.               59   Managing Partner, Spurdle & Company (private              -0-
 Spurdle, Jr.(2)            finance) (since February 1990); and Chairman,
 Class I                    Investment Management Partners Inc. (holding
                            company) (since February 1992).

------------------

(1) As of February 24, 1997, the nominees and Directors listed above who owned shares of the Common Stock owned individually less than 1% of the Fund's outstanding shares, and the Directors and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee.

     The Board of Directors presently has an Audit Committee and a Nominating Committee. The Audit Committee is currently composed of Messrs. Arvis, de Logeres, Longchampt, Rapaccioli and Spurdle (Chairman), none of whom is an 'interested person' (as defined in the 1940 Act) of the Fund or of the Investment Adviser. The Audit Committee makes recommendations to the Board with respect to the selection of independent accountants and reviews with the independent accountants the scope and results of the audit engagement. The Audit Committee also considers the range of audit and non-audit fees, reviews and approves non-audit services provided by the independent accountants and reviews the annual financial statements of the Fund. The Audit Committee held four (4) meetings during the Fund's fiscal year ended December 31, 1996.

     The Nominating Committee is composed of Messrs. de Logeres (Chairman), Longchampt and Somnolet, none of whom is an 'interested person' (as defined in the 1940 Act) of the Fund or the Investment Adviser. The Nominating Committee exercises all of the powers of the Board of Directors regarding nominations for Directors who would not be 'interested persons' (as defined in the 1940 Act). The Board of Directors has also in practice delegated to the Nominating Committee the initial consideration of all candidates for selection as a Director of the Fund. Each of the Director nominees, including each nominee who would not be an 'interested person,' was nominated by the Nominating Committee, and the Board of Directors of the Fund has ratified such recommendations. The Nominating Committee will not consider prospective nominees suggested by stockholders. The Nominating Committee held one (1) meeting during the Fund's fiscal year ended December 31, 1996.


     At the present time, the Board of Directors has no compensation committee or other committee performing similar functions.

     During the Fund's fiscal year ended December 31, 1996, the Board of Directors met five (5) times, and each Director (other than Mr. Barry) attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board of Directors on which such Director served.

     Three of the Fund's Directors, Messrs. Arvis, Rapaccioli and Regniez, and one of the Fund's nominees, Mr. Simon-Barboux, are residents of France, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors under the federal securities laws of the United States.

INFORMATION REGARDING OFFICERS

     The executive officers of the Fund are as follows:

                                      POSITION                         PRINCIPAL OCCUPATION
NAME                  AGE            WITH FUND                        DURING PAST FIVE YEARS
--------------------  ---  ------------------------------  ---------------------------------------------
Jean A. Arvis.......   61  Chairman (since 1993)           Previously Indicated.

Gerard Jeannin......   62  President (since 1994)          Senior Country Executive, Banque Indosuez
                                                            (New York) (since July 1994); Senior Country
                                                            Executive, Banque Indosuez (Tokyo Branch)
                                                            (1989-July 1994) (securities company
                                                            asset management company and leasing
                                                            company).

Steven M. Cancro....   42  Vice President (since June      First Vice President and General Counsel,
                            1992) and Secretary (since      Banque Indosuez (New York) (since March
                            1991)                           1991); Vice President and Associate Counsel
                                                            (January 1988-March 1991).

Frederick J.           37  Vice President (since June      Vice President (since January 1991), Banque
 Schmidt............        1992) and Treasurer (since      Indosuez (New York).
                            1990)

     The persons listed above as officers of the Fund, other than Mr. Arvis, are also employees of Banque Indosuez. The officers of the Fund will be elected by the Board of Directors at a meeting of the Board of Directors to be held following the Meeting. Mr. Arvis and Mr. Cancro have indicated beneficial ownership of 4,931 and 4,000 shares of the Fund, respectively, which represents less than 1% of the shares of the Fund outstanding.


COMPENSATION OF DIRECTORS AND OFFICERS

     The Investment Adviser pays the compensation and certain expenses of its personnel, if any, who serve as Directors and officers of the Fund.

     The Fund pays each of its Directors who is not an 'interested person' (as defined in the 1940 Act) of the Fund (except by reason of being a Director) or of the Investment Adviser, the Fund's Administrator or any principal underwriter of the Fund, an annual fee of $7,500, plus an attendance fee of $700 for each meeting of the Board of Directors or of the Audit Committee attended. In addition, the Fund reimburses all Directors for certain out-of-pocket travel expenses in connection with their attendance at meetings of the Board of Directors or any committees thereof. The Fund pays an additional fee of $15,000 per year to Mr. de Logeres for providing certain consulting services to the Fund.

     The following table provides information regarding the fees paid by the Fund to the non-interested Directors for their services for the Fund's fiscal year ended December 31, 1996.

                                                   PENSION OR     TOTAL
                                                   RETIREMENT  COMPENSATION
                                      AGGREGATE     BENEFITS     FROM THE
DIRECTOR                             COMPENSATION   ACCRUED        FUND
-----------------------------------  ------------  ----------  ------------
Jean A. Arvis......................     $11,125    $    0        $11,125
Thomas C. Barry....................       8,200         0          8,200
Walter J.P. Curley.................      10,300         0         10,300
Pierre H.R. Daviron................      10,300         0         10,300
Marc de F. de Logeres..............      27,550         0         27,550
Michel Longchampt..................      13,100         0         13,100
Michel A. Rapaccioli...............      13,100         0         13,100
Jacques Regniez....................      11,000         0         11,000
Michel Somnolet....................       9,600         0          9,600
John W. Spurdle, Jr................      13,800         0         13,800

OWNERSHIP OF COMMON STOCK

     As of February 24, 1997, to the knowledge of the management of the Fund, there were no persons known to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. As of such date, the only person known to the Fund to have record or beneficial ownership of more than 5% of the outstanding Common Stock is the following:

         NAME AND ADDRESS                 AMOUNT OF        PERCENT
          OF BENEFICIAL/                 BENEFICIAL/         OF
           RECORD OWNER                RECORD OWNERSHIP     CLASS

-----------------------------------  --------------------  -------
Cede & Co., as nominee for              15,115,223 shares   98.5%
 The Depository Trust Company
P.O. Box 20
Bowling Green Station
New York, NY 10004

                            ------------------------

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

     At a meeting of the Board of Directors held on December 10, 1996, a majority of the members of the Board of Directors, including a majority of Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund, in accordance with the recommendation of the Audit Committee of the Board of Directors, selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations. Price Waterhouse LLP has informed the Fund that it does not have any direct interest or any material indirect financial interest in the Fund.

     The ratification of the selection of independent accountants is to be voted upon at the Meeting and, if no direction is made, it is the intention of the persons named in the accompanying proxy to vote proxies received in favor of ratification of Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting to answer questions from the stockholders and will have an opportunity to make a statement if he or she chooses to do so.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

     The principal business address of the Investment Adviser is 1211 Avenue of the Americas, New York, New York 10036.

     During the fiscal year of the Fund ended December 31, 1996, there were no transactions in the Common Stock of the Investment Adviser, its Parents or Subsidiaries by any officer, Director or nominee for election of Director of the Fund or the Investment Adviser in an amount equal to or exceeding 1% of the outstanding common stock of such entity. Mr. Arvis has indicated ownership of Directors' qualifying shares (less than 1% of the outstanding shares) of Banque Indosuez. Messrs. Arvis and Simon-Barboux have indicated ownership of ordinary shares and subscription rights (less than 1% of the outstanding shares) of Compagnie de Suez. In addition, Mr. Simon-Barboux has indicated ownership of one share of stock of Indosuez Asset Management International, which is a subsidiary of Banque Indosuez.

     In a further development relating to the Special Shareholders Meeting held on June 28, 1996, Caisse Nationale de Credit Agricole acquired from Compagnie de Suez on December 23, 1996, the remaining 41% of the outstanding shares of Banque Indosuez, the ultimate parent of the Investment Adviser of the Fund. No change in the management or investment approach of the Investment Adviser is expected to result from this change in stock ownership.
                            ------------------------

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before October 31, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                          Steven M. Cancro
                                          Secretary

Dated: February 28, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT TO THE FUND IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE FRANCE GROWTH FUND, INC.
             1211 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Frederick J. Schmidt and Steven M. Cancro as Proxies, each with full power of substitution, and hereby authorizes each of them, with authority in each to act in the absence of the other, to represent and to vote, as designated below, all the shares of Common Stock of The France Growth Fund, Inc. (the 'Fund') held of record by the undersigned on February 24, 1997 at the Annual Meeting of Stockholders of the Fund to be held on April 30, 1997, or any adjournments thereof.

PROPOSALS (Please check one box for each proposal)

The Board of Directors recommends a vote FOR the nominees.

1. ELECTION OF DIRECTORS. The election of Class III directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2000.

   FOR all nominees listed below / /          WITHHOLD AUTHORITY / /
   (except as marked to the                   to vote for all nominees
   contrary below)                            listed below


Nominees: Thomas C. Barry, John A. Bult, Walter J.P. Curley and Bernard Simon-Barboux.

(UNLESS AUTHORITY TO VOTE FOR ANY OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT LISTED BELOW.)

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR Proposal 2.

2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

              FOR / /               AGAINST / /              ABSTAIN / /

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

3. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a 'Partner.'

                                  Dated:_________________________, 1997

                                  (By)_________________________________
                                                 Signature

                                  (By)_________________________________
                                                 Signature